UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 19, 2011

(Date of earliest event reported)

MF Global Holdings Ltd.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-33590	98-0551260
(Commission File Number)	(IRS Employer Identification No.)

717 Fifth Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 589-6200

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 19, 2011, MF Global Holdings Ltd. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and fiscal year ended March 31, 2011. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

Item 9.01.	Financial Statements and Exhibits

(a) None.

(b) None.

(c) None.

(d) Exhibit 99.1: Press Release, dated May 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MF GLOBAL HOLDINGS LTD.

Date: May 19, 2011	By:	/s/ Henri J. Steenkamp
Henri J. Steenkamp
Chief Financial Officer